Subsequent Events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent Events

Note 29. Subsequent Events

29.1 Debt

On January 14, 2019, The Company paid Ps. 4,700 corresponding to the bank loans contracted in Mexico as follows; Ps. 1,300 with BBVA Bancomer, Ps. 2,100 with Scotiabank and Ps. 1,300 with Citi Banamex.

29.2 Stock Split

As disclosed in Note 23 to the consolidated financial statements, on April 11th, 2019, the stock split was consummated and, pursuant to IAS 33 Earnings per Share, the basic and diluted earnings per share reported for all periods have been restated to show the transaction effects.

29.3 Cash dividend approval

On March 14, 2019, the Company’s Board of Directors approved the payment of a cash dividend in the equivalent amount of Ps.3.54 per units (As described in note 23), to be paid in two equal installments as of May 3, 2019 and November 1, 2019.